Exhibit 99.1
@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

March 14, 2012

This edition of @NFX updates Newfield’s hedge position to reflect recent changes. Items highlighted reflect new and/or changed data since our last publication on February 21, 2012.

HEDGING HIGHLIGHTS

•
Recently, natural gas prices reached a 10-year low in the spot market…….trading below $2.25 per MMBtu.  Our 3-way natural gas hedges for 2012 and 2013 did not fully insulate us from such low prices.  In response to the current market, we added additional positions in the over-the-counter market that effectively prevent any further erosion in the value of our natural gas positions.  Additionally, we added incremental fixed price contracts for both 2012 and 2013.

•
As a result, approximately 80% and 65% percent of our anticipated natural gas production has been hedged at a weighted-average fixed price of $3.84 per MMBtu (starting in April) for the remainder of 2012 and $4.42 per MMBtu for 2013.  In the event natural gas prices were to rise to a level of $4.27 per MMBtu and $4.04 per MMBtu from the current levels of $2.92 per MMBtu and $3.64 per MMBtu, for the remainder of 2012 and 2013, respectively, we would need to take additional steps to prevent any erosion in the value of our natural gas hedge positions.

•	Additionally, we have hedged additional oil volumes for 2013.

NATURAL GAS HEDGE POSITIONS
Please see the tables below for our complete hedging positions.

The following hedge positions for the first quarter of 2012 and beyond are as of March 8, 2012:

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—
22,750 MMMBtus1	—	$5.59 — $6.55	$5.00 — $6.00	$5.20 — $7.10

Second Quarter 2012
	Weighted Average
Volume	Fixed
32,760 MMMBtus2	$3.92

Third Quarter 2012
	Weighted Average
Volume	Fixed
33,120 MMMBtus2	$3.92

Fourth Quarter 2012
Weighted Average
Volume	Fixed
26,410 MMMBtus2	$3.64

First Quarter 2013
Weighted Average
Volume	Fixed
24,300 MMMBtus2	$4.48

Second Quarter 2013
Weighted Average
Volume	Fixed
24,570 MMMBtus2	$4.41

Third Quarter 2013
Weighted Average
Volume	Fixed
24,840 MMMBtus2	$4.41

Fourth Quarter 2013
Weighted Average
Volume	Fixed
20,570 MMMBtus2	$4.36

First Quarter 2014
Weighted Average
Volume	Fixed
9,920 MMMBtus	$3.89

Second Quarter 2014
Weighted Average
Volume	Fixed
10,010 MMMBtus	$3.89

Third Quarter 2014
Weighted Average
Volume	Fixed
10,120 MMMBtus	$3.89

Fourth Quarter 2014
Weighted Average
Volume	Fixed
10,120 MMMBtus	$3.89

1 These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per MMMBtu as per the table above until the price drops below a weighted-average price of $4.30 per MMMBtu. Below $4.30 per MMMBtu, these contracts effectively result in realized prices that are on average $1.29 per MMMBtu higher than the cash price that otherwise would have been realized.

2 These weighted-average fixed prices for the respective periods represent the resultant hedge position which is a combination of the put spread in our existing 3-way collar contracts, existing fixed price swap contracts and the recently added fixed price swap contracts.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX gas prices.

			Gas Prices
	$2	$3	$4	$5	$6
2012 (in millions)
1st Quarter	$48	$43	$35	$16	($7)
2nd Quarter	$63	$30	($5)	($51)	($97)
3rd Quarter	$63	$30	($5)	($52)	($99)
4th Quarter	$44	$18	($11)	($48)	($85)
Total 2012	$218	$121	$14	($135)	($288)

2013 (in millions)
1st Quarter	$60	$36	$9	($23)	($53)
2nd Quarter	$59	$34	$7	($25)	($54)
3rd Quarter	$60	$35	$8	($25)	($55)
4th Quarter	$48	$27	$5	($21)	($44)
Total 2013	$227	$132	$29	($94)	($206)

2014 (in millions)
1st Quarter	$19	$9	($1)	($11)	($21)
2nd Quarter	$19	$9	($1)	($11)	($21)
3rd Quarter	$19	$9	($1)	($11)	($21)
4th Quarter	$19	$9	($1)	($11)	($21)
Total 2014	$76	$36	($4)	($44)	($84)

In the Rocky Mountains, we hedged basis associated with approximately 5 Bcf of our natural gas production from January 2012 through December 2012 to lock in the differential at a weighted-average price of $0.91 per MMBtu less than the Henry Hub Index.  In total, this hedge and the 8,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.91 per MMBtu less than the Henry Hub Index.

In the Mid-Continent, we also have hedged basis associated with approximately 17 Bcf of our anticipated natural gas production from the Stiles/Britt Ranch area for the period January 2012 through December 2012 at an average of $0.55 per MMBtu less than the Henry Hub Index.

Approximately 15% of our natural gas production correlates to Houston Ship Channel, 15% to Columbia Gulf, 15% to Texas Gas Zone 1, 3% to Tetco ELA, 7% to CenterPoint/East, 26% to Panhandle Eastern Pipeline, 3% to Waha, 7% to Colorado Interstate, and 9% to others.

CRUDE OIL HEDGE POSITIONS

The following hedge positions for the first quarter of 2012 and beyond are as of March 8, 2012:

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,185,000 Bbls1	—	$82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

Second Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,185,000 Bbls1	—	$82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

Third Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,220,000 Bbls1	—	$82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

Fourth Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,220,000 Bbls1	—	$82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

First Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,890,000 Bbls2	—	$85.71 — $117.89	$80.00 — $95.00	$109.50 — $130.40

Second Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,911,000 Bbls2	—	$85.71 — $117.89	$80.00 — $95.00	$109.50 — $130.40

Third Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,932,000 Bbls2	—	$85.71 — $117.89	$80.00 — $95.00	$109.50 — $130.40

Fourth Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,932,000 Bbls2	—	$ 85.71 — $117.89	$80.00 — $95.00	$109.50 — $130.40

1. The 2012 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted average price of $66.86 per Bbl. Below $66.86 per Bbl, these contracts effectively result in realized prices that are on average $16.10 per Bbl higher than the cash price that otherwise would have been realized.

2.The 2013 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted-average price of $64.52 per Bbl. Below $64.52 per Bbl, these contracts effectively result in realized prices that are on average $21.19 per Bbl higher than the cash price that otherwise would have been realized.

In August 2011, we entered into a series of transactions that had the effect of unwinding all of our then outstanding crude oil swaps for 2012, effectively eliminating the variability in cash flows associated with the future settlement of those contracts.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX oil prices.

	Oil Prices
	$50	$60	$70	$80	$90	$100	$110
2012 (in millions)
1st Quarter	$51	$48	$30	$8	$5	($5)	($13)
2nd Quarter	$51	$48	$30	$8	$5	($5)	($14)
3rd Quarter	$52	$48	$31	$8	$5	($6)	($14)
4th Quarter	$52	$49	$31	$8	$5	($6)	($14)
Total 2012	$206	$193	$122	$32	$20	($22)	($55)

2013 (in millions)
1st Quarter	$40	$34	$23	$11	$3	$ -	$ -
2nd Quarter	$40	$35	$23	$11	$4	$ -	$ -
3rd Quarter	$41	$35	$23	$11	$4	$ -	$ -
4th Quarter	$41	$35	$23	$11	$4	$ -	$ -
Total 2013	$162	$139	$92	$44	$15	$ -	$ -

We provide information regarding our outstanding hedging positions in our annual and quarterly reports filed with the SEC and in our electronic publication -- @NFX.  This publication can be found on Newfield’s web page at http://www.newfield.com. Through the web page, you may elect to receive @NFX through e-mail distribution.

Newfield Exploration Company is an independent energy company engaged in the exploration, development and production of crude oil, natural gas and natural gas liquids.  Our domestic areas of operation include the Mid-Continent, the Rocky Mountains and onshore Texas.  Internationally, we focus on offshore oil developments in Malaysia and China.

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